SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2002

  ----------------------------------------------------------------------------

                           Dollar General Corporation
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)
  ----------------------------------------------------------------------------


            Tennessee                001-11421               61-0502302
  ----------------------------------------------------------------------------

  (State or Other Jurisdiction      (Commission           (I.R.S. Employer
   of Incorporation)                 File Number)          Identification No.)
  ----------------------------------------------------------------------------



            100 Mission Ridge
        Goodlettsville, Tennessee                                  37072
  ----------------------------------------------------------------------------
  (Address of Principal Executive Offices)                       (Zip Code)


        Registrant's telephone number, including area code:(615)855-4000
                                                            ------------


          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

On June 6, 2002, Dollar General Corporation (the "Company") issued a news release with respect to May sales results for the four-week period ending May 31, 2002, and to the June sales outlook. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               Dollar General Corporation
                                               (Registrant)
June 6, 2002                                   By: /s/Renee M.H. Yuen
                                                  -------------------
                                                  Renee M.H. Yuen
                                                  Assistant Secretary


Exhibit Index
-------------

Exhibit No.            Item

99.1                   News release of June 6, 2002